SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                       -----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 24, 2002


                               NL INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)



New Jersey                           1-640                        13-5267260
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(State or other                 (Commission File No.)         (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas             77060
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300
                                                     --------------


                          Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On September 24, 2002, Kronos International, Inc. ("KII"), a Delaware corporation and an indirect, wholly-owned subsidiary of NL Industries, Inc., a Delaware corporation ("NL"), filed a Registration Statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"). The Registration Statement relates to an offer by KII to exchange an aggregate principal amount of up to
         (euro) 285,000,000 of its new 8 7/8% senior secured notes due 2009, which will be registered under the Securities Act of 1933, as amended, for a like amount of its existing 8 7/8% senior secured notes due 2009. A copy of the Registration Statement is available on NL's website at www.nl-ind.com under the "Investor Relations", "Financial Reports" page and on the SEC's website at www.sec.gov.



                                    * * * * *


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            NL INDUSTRIES, INC.
                                            (Registrant)



                                            /s/Robert D. Hardy
                                            ------------------------------------
                                            Robert D. Hardy
                                            Chief Financial Officer

Dated: September 26, 2002